Exhibit 10.37

                      ASSIGNMENT AND ASSUMPTION OF INTEREST



     THIS ASSIGNMENT AND ASSUMPTION OF INTEREST is made this 22nd day of August, 1996 by Zions Management and Development Co. (herein "Zions"), a Utah corporation, to Airport Lodging Associates, L.C. (Herein "ALA") and Wade Cook Seminars.

                                    RECITALS:

A. Zions owns fifty percent (50%) interest in ALA.

B. Zions agrees to relinquish the rights to twenty-five percent (25%) of its interest to ALA.

C. ALA agrees to sell and assign the acquired twenty-five percent (25%) to Wade Cook Seminars and Wade Cook Seminars agrees to accept the assignment for the sum of $250,000.

                                   AGREEMENT:

1. Zions hereby assigns to ALA a twenty five percent (25%) interest in and to ALA.

2. ALA accepts the foregoing assignment and agrees to sell this interest to Wade Cook Seminars.

3. Wade Cook Seminars agrees to buy the foregoing interest in ALA for the sum of $250,000 and agrees to perform any and all obligations which it may thereby have under the Articles of Organization or Operating Agreement of ALA.

     IN WITNESS WHEREOF, the parties have entered into this Agreement the day and year first above written.


                                   ZIONS MANAGEMENT AND DEVELOPMENT CO.


                                       /s/ Glen A. Overton
                                   By  -----------------------------------------
                                       Glen A. Overton, President


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                                   AIRPORT LODGING ASSOCIATES, L.C.


                                       /s/ Glen A. Overton
                                   By  -----------------------------------------
                                       Zions Management and Development Co.,
                                       Managing Member


                                   WADE COOK SEMINARS


                                   By  -----------------------------------------
                                       Wade R. Cook, President


     On this 22nd day of August, 1997, Glen A. Overton did personally appear before me, who being duly sworn did say that he the said Glen A. Overton is the President of Zions Management and Development Co. And that the within and foregoing instrument was signed in behalf of the said corporation.


                                   /s/ Deborah A. Whitlock
                                   ---------------------------------------------
                                   NOTARY PUBLIC
                                   Residing in:  Provo, UT

                                     [NOTARY STAMP]

My Commission Expires:

    1999
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